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EXHIBIT 99.1


FOR IMMEDIATE RELEASE                       FOR MORE INFORMATION CONTACT:
                                            Bob Thomas
                                            Senior Vice President
                                            (413) 568-9141

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          WORONOCO SAVINGS BANK PLANS TO EXPAND ITS FRANCHISE ALONG THE
        MASSACHUSETTS/CONNECTICUT BORDER BY OPENING A FINANCIAL SERVICES
                            CENTER IN LONGMEADOW, MA

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WESTFIELD,  MA-- OCTOBER 23,  2003--  Woronoco  Bancorp,  Inc.  (the  "Company")

(AMEX:WRO), the holding company for Woronoco Savings Bank (the "Bank"), recently announced  its  intentions  to  establish  a full  service  banking  office  and financial services center in Longmeadow, MA.


The new Woronoco  Financial  Services  Center will be located at 138  Longmeadow

Street,  in a new office  building to be  constructed  on the site of the former

Community  Market.  "Management and the Board of Directors are excited that this opportunity  presented  itself because we have wanted to be in this market for a long time," said Cornelius D. Mahoney, Chairman,  President and CEO. The project is being  developed by Fitzgerald & Company,  Inc. under 138 Longmeadow  Street,

LLC.


The  Bank's  subsidiary  Keyes,  Mattson  & Agan  Insurance  Agency,  Inc.  will establish its offices in the new building,  creating  opportunities  for greater efficiencies.  Members of the Bank's investment services department will also be available at the Longmeadow office.


"The Woronoco  Financial  Services  Center is a unique concept for this market,"

Mahoney said.  "Establishing  this type of full service financial center further defines  our  market  niche as a leader  in  providing  banking,  insurance  and investment solutions."


The   proposed   Longmeadow   office   is   conveniently   located   along   the

Hartford/Springfield  corridor  and will  offer  access to  Woronoco's  staff of financial services  professionals from banking,  mortgage and commercial lending to investments and insurance. With the opening of the financial services center,

Woronoco  intends  to expand  its reach in Western  Massachusetts  and  Northern

Connecticut.


"The  addition of the  Longmeadow  Financial  Services  Center will  further our efforts to develop a stronger presence in the Connecticut market," Mahoney said.

With three branches in towns along the Connecticut  border,  Woronoco  currently serves a growing number of Connecticut customers.



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"Longmeadow  is an  excellent  opportunity  to bring our wide range of financial products  and  services to a new market  which  compliments  our current  branch network," said Robert W. Thomas,  Senior Vice President of Business Development.

"The bank conducted an extensive  research study to identify  attractive markets that fit with its service  area design and will  continue to seek out  expansion opportunities as they arise."


Pending regulatory approval,  the Longmeadow Financial Services Center will open in the summer of 2004.


Woronoco Bancorp,  Inc. is a publicly owned savings and loan holding company and the parent  corporation of Woronoco Savings Bank, a Massachusetts  stock savings bank  headquartered at 31 Court Street,  Westfield,  MA 01085.  Woronoco Savings

Bank provides a wide variety of financial products and services through its nine

branch   offices   located  in  Hampden  and   Hampshire   Counties  in  Western

Massachusetts.  Through its partnership  with Infinex  Financial Group, the Bank offers access to a full range of investment products,  including stocks,  bonds,

mutual  funds and  annuities.  The Bank also offers a full line of property  and casualty  insurance  products and various life  insurance and group life,  group health and accident  insurance  products for individuals and commercial  clients through its insurance  subsidiary  Keyes,  Mattson & Agan. For more  information regarding  the Bank's  products and  services,  and for Woronoco  Bancorp,  Inc.

investor-relations information, please visit our web site at www.woronoco.com.


Statements  contained in this news release,  which are not historical facts, are forward-looking statements that are defined in the Private Securities Litigation

Reform Act of 1995.  Such  forward-looking  statements  are  subject to risk and uncertainties,  which could cause actual results to differ materially from those currently  anticipated  due to a number of factors,  which include,  but are not limited to,  factors  discussed in the  documents  filed by the Company with the

Securities and Exchange Commission from time to time. Subject to applicable laws and regulations, the Company does not undertake - and specifically disclaims any obligation - to publicly  release the result of any revisions  which may be made to any  forward-looking  statements to reflect events or circumstances after the date  of  such  statements  or to  reflect  the  occurrence  of  anticipated  or unanticipated events.